Schedule 10.16
Purchasers

1. PFK Acquisition Group, LLC executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of February 21, 2006.

2. Alfred F. Bracher, executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of February 14, 2006.

3. Howard Goldberg executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of March 13, 2006.

4. Thomas A. Nicolette executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of March 24, 2006.

5. Real Path, Inc. executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of February 14, 2006.

6. Robert Schachter Trust, Diane Schachter, Trustee executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of February 7, 2006.

7. Harvey Goldberg executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of March 24, 2006.

8. Larry Chimerine executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of March 21, 2006.